Acquisitions	12 Months Ended
Sep. 30, 2013
Acquisitions [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITIONS
In accordance with ASC Topic 805, “Business Combinations” (“ASC 805”), the Company accounts for acquisitions by applying the acquisition method of accounting. The acquisition method of accounting requires, among other things, that the assets acquired and liabilities assumed in a business combination be measured at their fair values as of the closing date of the acquisition.
HHI Business
On December 17, 2012, the Company completed the cash acquisition of the HHI Business from Stanley Black & Decker. A portion of the HHI Business, consisting of the purchase of certain assets of TLM Taiwan, closed on April 8, 2013.
The following table summarizes the preliminary consideration paid for the HHI Business:

Negotiated sales price, excluding TLM Taiwan	$1,300,000
Working capital and other adjustments at December 17, 2012 close	(10,738)
Final working capital adjustment	(7,669)
Final purchase price, excluding TLM Taiwan	$1,281,593
Negotiated sales price, TLM Taiwan	100,000
Final TLM Taiwan working capital and other adjustments	(6,500)
Total HHI Business purchase price	$1,375,093

The HHI Business is a major manufacturer and supplier of residential locksets, residential builders' hardware and faucets with a portfolio of recognized brand names, including Kwikset, Weiser, Baldwin, National Hardware, Stanley, FANAL and Pfister, as well as patented technologies such as the SmartKey, a re-keyable lockset technology, and Smart Code Home Connect. Customers of the HHI Business include retailers, non-retail distributors and homebuilders. Headquartered in Lake Forest, California, the HHI Business has a global sales force and operates manufacturing and distribution facilities in the U.S., Canada, Mexico and Asia.
The results of the HHI Business are included in the Company's Consolidated Statements of Operations as of and subsequent to December 17, 2012, the date of the Hardware Acquisition. The results of the TLM Business are included in the Company's Consolidated Statements of Operations as of and subsequent to its acquisition on April 8, 2013. The financial results of the HHI Business are reported as a separate business segment, Hardware & Home Improvement.
Preliminary Valuation of Assets and Liabilities
The preliminary fair values of the net tangible and intangible assets acquired and liabilities assumed in connection with the purchase of the HHI Business, excluding TLM Taiwan, have been recognized in the Consolidated Statement of Financial Position based upon their preliminary values at December 17, 2012. The preliminary fair values of the net tangible and intangible assets acquired and liabilities assumed in connection with the TLM Taiwan purchase have been recognized in the Consolidated Statement of Financial Position based upon their preliminary values at April 8, 2013. The excess of the purchase price over the preliminary fair values of the net tangible and intangible assets was recorded as goodwill, and includes value associated with greater product diversity, stronger relationships with core retail partners, cross-selling opportunities in all channels and a new platform for potential future global growth using the Company's existing international infrastructure, most notably in Europe. The majority of goodwill recorded is not expected to be deductible for income tax purposes. The preliminary fair values recorded were based upon a preliminary valuation and the estimates and assumptions used in such valuation are subject to change, which could be significant, within the measurement period (up to one year from the acquisition date). The primary areas of the preliminary valuation that are not yet finalized relate to the fair values of amounts for income taxes including deferred tax accounts, amounts for uncertain tax positions and net operating loss carryforwards inclusive of associated limitations and valuation allowances and the final amount of residual goodwill. Additionally, finalized fair values associated with deferred tax accounts could have a material effect on the Company's estimated reversal of its consolidated U.S. valuation allowances against deferred tax assets recognized during the measurement period. See Note 9, "Income Taxes," for further information. The Company expects to continue to obtain information to assist it in determining the fair values of the net assets acquired at the acquisition date during the measurement period. The preliminary valuation of the assets acquired and liabilities assumed for the HHI Business, including a reconciliation to the preliminary valuation reported as of December 30, 2012, is as follows:

	HHI Business Preliminary Valuation December 30, 2012	TLM Taiwan Preliminary Valuation June 30, 2013	Adjustments / reclassifications	Preliminary Valuation September 30, 2013
Cash	$17,406	843	$5,836	$24,085
Accounts receivable	104,641	11	4,007	108,659
Inventory	207,160	1,135	62	208,357
Prepaid expenses and other	13,311	2,148	(6,176)	9,283
Property, plant and equipment	104,502	36,750	(2,861)	138,391
Intangible assets	470,000	17,100	2,000	489,100
Other long-term assets	3,051	124	4,339	7,514
Total assets acquired	$920,071	$58,111	$7,207	$985,389
Accounts payable	130,140	—	7,967	138,107
Deferred tax liability - current	7,081	—	83	7,164
Accrued liabilities	37,530	241	4,966	42,737
Deferred tax liability - long-term	104,708	1,930	9,791	116,429
Other long-term liabilities	11,231	8,089	453	19,773
Total liabilities assumed	$290,690	$10,260	$23,260	$324,210
Total identifiable net assets	629,381	47,851	(16,053)	661,179
Noncontrolling interest	(2,235)	—	(1,704)	(3,939)
Goodwill	662,116	45,649	10,088	717,853
Total net assets	$1,289,262	$93,500	$(7,669)	$1,375,093

Since the preliminary valuation on December 30, 2012, the Company recorded $45,649 to goodwill related to the acquisition of TLM Taiwan on April 8, 2013, and recorded adjustments to the preliminary valuation of assets and liabilities, excluding TLM Taiwan, resulting in a net increase to goodwill of $10,088.  The preliminary goodwill increased $9,791 as a result of recording certain state and foreign valuation allowances against deferred tax assets, $2,861 resulting from a reduction in certain property, plant and equipment asset values and $7,022 from changes in working capital and other asset and liability accounts based on new information obtained by the Company.  The preliminary goodwill decreased $7,669 as a result of the final working capital adjustment related to the December 17, 2012 close and $2,000 as a result of new information related to intangible assets which increased their value. The changes in estimates were the result of additional accounting information provided by Stanley Black & Decker during the period, as well as items identified by management. The Company believes that the information gathered to date provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but the Company is waiting for additional information necessary to finalize those fair values. Thus, the provisional measurements of fair value set forth above are subject to change further. The Company expects to complete the purchase accounting process as soon as practicable but no later than one year from the acquisition date.

Preliminary Pre-Acquisition Contingencies Assumed
The Company has evaluated and continues to evaluate pre-acquisition contingencies relating to the HHI Business that existed as of the acquisition date. Based on the evaluation to date, the Company has preliminarily determined that certain pre-acquisition contingencies are probable in nature and estimable as of the acquisition date. Accordingly, the Company has recorded its best estimates for these contingencies as part of the preliminary valuation of the assets and liabilities acquired for the HHI Business. The Company continues to gather information relating to all pre-acquisition contingencies that it has assumed from the HHI Business. Any changes to the pre-acquisition contingency amounts recorded during the measurement period will be included in the final valuation and related amounts recognized. Subsequent to the end of the measurement period, any adjustments to pre-acquisition contingency amounts will be reflected in the Company's results of operations.
Preliminary Valuation Adjustments
The Company performed a preliminary valuation of the assets and liabilities of the HHI Business, excluding TLM Taiwan, on December 17, 2012. The Company performed a preliminary valuation of the assets and liabilities of TLM Taiwan on April 8, 2013. Significant adjustments as a result of the preliminary valuation and the bases for their determination are summarized as follows:

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Inventories- An adjustment of $31,000 was recorded to adjust inventory to fair value. Finished goods were valued at estimated selling prices less the sum of costs of disposal and a reasonable profit allowance for the selling effort.

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Property, plant and equipment- An adjustment of $10,007 was recorded to adjust the net book value of property, plant and equipment to fair value giving consideration to the highest and best use of the assets. The valuation of the Company's property, plant and equipment was based on the cost approach.

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Certain indefinite-lived intangible assets were valued using a relief from royalty methodology. Customer relationships and certain definite-lived intangible assets were valued using a multi-period excess earnings method. The total fair value of indefinite and definite lived intangibles was $489,100. A summary of the significant key inputs is as follows:

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The Company valued customer relationships using the income approach, specifically the multi-period excess earnings method. In determining the fair value of the customer relationships, the multi-period excess earnings approach values the intangible asset at the present value of the incremental after-tax cash flows attributable only to the customer relationship after deducting contributory asset charges. The incremental after-tax cash flows attributable to the subject intangible asset are then discounted to their present value. Only expected sales from current customers were used, which included an annual expected growth rate of 2.5% - 15.5%. The Company assumed a customer retention rate of approximately 95%, which was supported by historical retention rates. Income taxes were estimated at 17% - 35% and amounts were discounted using a rate of 12%. The customer relationships were valued at $90,000 under this approach and will be amortized over 20 years.

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The Company valued indefinite-lived trade names and trademarks using the income approach, specifically the relief from royalty method. Under this method, the asset value was determined by estimating the hypothetical royalties that would have to be paid if the trade name was not owned. Royalty rates were selected based on consideration of several factors, including prior transactions of the HHI Business, related trademarks and trade names, other similar trademark licensing and transaction agreements and the relative profitability and perceived contribution of the trademarks and trade names. Royalty rates used in the determination of the fair values of trade names and trademarks ranged from 3% - 5% of expected net sales related to the respective trade names and trademarks. The Company anticipates using the majority of the trade names and trademarks for an indefinite period as demonstrated by the sustained use of each subject trademark. In estimating the fair value of the trademarks and trade names, Net sales for significant trade names and trademarks were estimated to grow at a rate of 2.5% - 5% annually with a terminal year growth rate of 2.5%. Income taxes were estimated at 35% and amounts were discounted using a rate of 12%. Trade name and trademarks were valued at $331,000 under this approach.

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The Company valued definite lived trade names using the income approach, specifically the relief from royalty method. Under this method, the asset value was determined by estimating the hypothetical royalties that would have to be paid if the trade name was not owned. Royalty rates were selected based on consideration of several factors, including prior transactions of the HHI Business, related trademarks and trade names, other similar trademark licensing and transaction agreements and the relative profitability and perceived contribution of the trademarks and trade names. The royalty rates used in the determination of the fair values of the trade names ranged from 1% - 3.5% of expected net sales related to the respective trade name. The Company assumed an 8 year useful life of the trade name. In estimating the fair value of the trade name, Net sales for the trade name were estimated to grow at a rate of 2.5% - 15.5% annually. Income taxes were estimated at 17% - 35% and amounts were discounted using a rate of 12%. The trade names were valued at $4,100 under this approach.

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The Company valued a trade name license agreement using the income approach, specifically the relief from royalty method. Under this method, the asset value was determined by estimating the hypothetical royalties that would have to be paid if the trade name was not owned. Royalty rates were selected based on consideration of several factors, including prior transactions of the HHI Business, related trademarks and trade names, other similar trademark licensing and transaction agreements and the relative profitability and perceived contribution of the trademarks and trade names. The royalty rate used in the determination of the fair value of the trade name license agreement was 4% of expected Net sales related to the respective trade name. In estimating the fair value of the trade name license agreement, Net sales were estimated to grow at a rate of 2.5% - 5% annually. The Company assumed a 5 year useful life of the trade name license agreement. Income taxes were estimated at 35% and amounts were discounted using a rate of 12%. The trade name license agreement was valued at $13,000 under this approach.

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The Company valued technology using the income approach, specifically the relief from royalty method. Under this method, the asset value was determined by estimating the hypothetical royalties that would have to be paid if the technology was not owned. Royalty rates were selected based on consideration of several factors, including prior transactions of the HHI Business, related licensing agreements and the importance of the technology and profit levels, among other considerations. Royalty rates used in the determination of the fair values of technologies ranged from 4% - 5% of expected Net sales related to the respective technology. The Company anticipates using these technologies through the legal life of the underlying patent; therefore, the expected life of these technologies was equal to the remaining legal life of the underlying patents which was 10 years. In estimating the fair value of the technologies, Net sales were estimated to grow at a rate of 2.5% - 31% annually. Income taxes were estimated at 35% and amounts were discounted using the rate of 12%. The technology assets were valued at $51,000 under this approach.

•	Deferred tax liabilities, net- An adjustment of $123,593 was recorded to adjust deferred taxes for the preliminary fair value adjustments made in accounting for the purchase.

Supplemental Pro Forma Information (Unaudited)
The following reflects the Company's pro forma results had the results of the HHI Business been included for all periods presented.

	2013	2012	2011
Net sales:
Reported Net sales	$4,085,581	$3,252,435	$3,186,916
HHI Business adjustment (1)	191,777	973,648	975,096
Pro forma Net sales	$4,277,358	$4,226,083	$4,162,012

Net (loss) income:
Reported Net (loss) income (2) (3)	$(47,510)	$52,795	$(74,626)
HHI Business adjustment (1)	4,942	76,120	77,035
Pro forma Net (loss) income	$(42,568)	$128,915	$2,409

(1)
The results related to the HHI Business adjustment do not reflect the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the operating results of the Company.

(2)
Included in Reported Net (loss) income for Fiscal 2013, is an adjustment of $49,848 to record the income tax benefit resulting from the reversal of U.S. valuation allowances on deferred tax assets as a result of the HHI Business acquisition. For information pertaining to the income tax benefit, see Note 9, “Income Taxes.”

(3)
Included in Reported Net (loss) income for Fiscal 2013, is $36,932, of Acquisition and integration related charges as a result of the HHI Business acquisition. For information pertaining to Acquisition and integration related charges, see Note 2, “Significant Accounting Policies - Acquisition and Integration Related Charges.”

Shaser
On November 8, 2012, SB Holdings completed the cash acquisition of approximately a 56% interest in Shaser Biosciences, Inc. ("Shaser"), of which the Company purchased 49%. Shaser is a global technology leader in developing energy-based, aesthetic dermatological technology for home use devices. This acquisition was not significant individually.
The following table summarizes the consideration paid for Shaser:

Negotiated sales price	$50,000
Less: negotiated sales price attributable to SB Holdings	6,197
Preliminary working capital adjustment	(423)
Final working capital adjustment	51
Final purchase price	$43,431

The purchase agreement provides the Company with an option, exercisable solely at the Company's discretion, to acquire the remaining 44% interest of Shaser (the "Call Option"). The Call Option is exercisable any time between January 1, 2017 and March 31, 2017 at a price equal to 1.0x trailing revenues or 7.0x adjusted trailing EBITDA, as defined, for the calendar year ending December 31, 2016.
The results of Shaser’s operations since November 8, 2012 are included in the Company’s Consolidated Statements of Operations and are reported as part of the Global Batteries & Appliances segment.

Valuation of Assets and Liabilities

The assets acquired and liabilities assumed in the Shaser acquisition have been measured at their fair values at November 8, 2012 as set forth below. The excess of the purchase price over the fair values of the net tangible assets and identifiable intangible assets was recorded as goodwill, which includes value associated with the assembled workforce including an experienced research team, and is not expected to be deductible for income tax purposes. The fair values recorded were determined based upon a valuation and the estimates and assumptions used in such valuation are final and the measurement period has closed.
The fair values recorded for the assets acquired and liabilities assumed for Shaser, including a reconciliation to the preliminary valuation reported as of December 30, 2012, are as follows:

	Preliminary Valuation December 30, 2012	Adjustments / reclassifications	Final Valuation September 30, 2013
Cash	$870	$—	$870
Intangible asset	35,500	(6,200)	29,300
Other assets	2,679	(2,531)	148
Total assets acquired	$39,049	$(8,731)	$30,318
Total liabilities assumed	14,398	(5,566)	8,832
Total identifiable net assets	24,651	(3,165)	21,486
Noncontrolling interest	(45,151)	(53)	(45,204)
Goodwill	63,880	3,269	67,149
Total identifiable net assets	$43,380	$51	$43,431

Subsequent to the preliminary purchase accounting, the Company recorded adjustments to the preliminary valuation of assets and liabilities resulting in a net increase to goodwill of $3,269.  Goodwill increased as a result of further information to support a key valuation factor that impacted the valuation of the technology asset acquired, and the resulting changes to the deferred tax asset and liabilities.  This revised information was provided by Shaser during the period.

Pre-Acquisition Contingencies Assumed
The Company has evaluated pre-acquisition contingencies relating to Shaser that existed as of the acquisition date. Based on the evaluation, the Company has determined that certain pre-acquisition contingencies are probable in nature and estimable as of the acquisition date. Accordingly, the Company has recorded its best estimates for these contingencies as part of the purchase accounting for Shaser.
Valuation Adjustments
The Company performed a valuation of the acquired proprietary technology assets, the non-controlling interest and the Call Option related to Shaser at November 8, 2012. A summary of the significant key inputs is as follows:

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The Company valued the technology assets using the income approach, specifically the relief from royalty method. Under this method, the asset value was determined by estimating the hypothetical royalties that would have to be paid if the technology was not owned. Royalty rates were selected based on consideration of several factors, including prior transactions of Shaser, related licensing agreements and the importance of the technology and profit levels, among other considerations. The royalty rate used in the determination of the fair value of the technology asset was 10.5% of expected Net sales related to the technology. The Company anticipates using the technology through the legal life of the underlying patent and therefore the expected life of the technology was equal to the remaining legal life of the underlying patent which was 13 years. In estimating the fair value of the technology, Net sales were estimated to grow at a long-term rate of 3% annually. Income taxes were estimated at 35% and amounts were discounted using the rate of 11%. The technology asset was valued at approximately $29,300 under this approach.

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The Company valued the non-controlling interest in Shaser, a private company, by applying both income and market approaches. Under these methods, the non-controlling value was determined by using a discounted cash flow method, a guideline companies method, and a recent transaction approach. In estimating the fair value of the non-controlling interest, key assumptions include (i) cash flow projections based on market participant data and estimates by Company management, with Net sales estimated to grow at a terminal growth rate of 3% annually, income taxes estimated at 35%, and amounts discounted using a rate of 17%, (ii) financial multiples of companies deemed to be similar to Shaser, and (iii) adjustments because of lack of control or lack of marketability that market participants would consider when estimating the fair value of the non-controlling interest in Shaser. The non-controlling interest was valued at $45,204 under this approach.

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The Company, in connection with valuing the non-controlling interest in Shaser, also valued the Call Option. In addition to the valuation methods and key assumptions discussed above, the Company compared the forecasted revenue and EBITDA multiples, as defined, associated with the Call Option to current guideline companies. The Call Option was determined to have an immaterial value under this approach.